Exhibit 99.2

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by 11:59 p.m., Eastern Time, on [•], 2019. Online GIof ntoo welwewct.reonnviicsivoontrienpgo, rts.com/ASCMA delete QR code and control # or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ASCMA Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + For Against Abstain ForAgainst Abstain 1. A proposal to approve the adoption of the Agreement and Plan of Merger, dated as of May 24, 2019 (as may be amended from time to time), by and among Monitronics International, Inc. (MONI) and Ascent Capital Group, Inc. (Ascent), pursuant to which Ascent will merge with and into MONI substantially concurrently with the restructuring (as defined in the accompanying proxy statement/prospectus) of MONI (the merger), with MONI continuing as the surviving company (the merger proposal) 3. A proposal to authorize the adjournment of the special meeting by Ascent to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the special meeting to approve the merger proposal. For Against Abstain 2. A proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of Ascent in connection with the merger. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 2 5 8 0 0 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 033HKA MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. Special Meeting Proxy Card1234 5678 9012 345

Special Meeting Admission Ticket Special Meeting of Ascent Capital Group, Inc. Stockholders [•], 2019, 10:00 a.m., local time 5251 DTC Parkway Second Floor Conference Room Greenwood Village, CO 80111 Upon arrival, please present this admission ticket and photo identification at the registration desk. DRIVING DIRECTIONS From the Denver International Airport (DIA) via Tollway: • Take the ramp onto Peña Blvd. • Take the E-470 Tollway South. • Transfer to I-25 North/US-87 North (Exit 1A). • Exit at Belleview Ave/CO-88 (Exit 199). • Keep Right at the fork, follow signs for Syracuse St/DTC Parkway and merge onto E Belleview Ave. • Turn Right on DTC Parkway. • The building is on the right-hand side. From the Denver International Airport (DIA) via Freeways: • Take the ramp onto Peña Blvd. • Transfer to I-225 South (Exit 282). • Transfer to I-25/US-87 South (Exit 1A on left). • Exit at CO-88/Belleview Ave (Exit 199). • Turn Left on E Belleview Ave. • Turn Right on DTC Parkway. • The building is on the right-hand side. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting — [•], 2019 The undersigned appoint(s) William E. Niles and Fred A. Graffam and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Ascent Capital Group, Inc. Series A Common Stock and Ascent Capital Group, Inc. Series B Common Stock held by the undersigned at the Special Meeting of Stockholders to be held on [•], 2019, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR PROPOSALS 1, 2 AND 3. PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY TO ASCENT CAPITAL GROUP, INC., C/O COMPUTERSHARE, P.O. BOX 505008, LOUISVILLE, KY, 40223-9814. IF YOU DO NOT VOTE BY TELEPHONE, SMARTPHONE OR INTERNET, OR SIGN AND RETURN A PROXY CARD, OR ATTEND THE SPECIAL MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. + C Non-Voting Items Proxy — Ascent Capital Group, Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ASCMA